                            CPI AEROSTRUCTURES, INC.
                              200A Executive Drive
                            Edgewood, New York 11717
                                 (516) 586-5200

                    Notice of Annual Meeting of Shareholders
                          to be held September 17, 1996

To the Shareholders of CPI Aerostructures, Inc.:

         You are cordially invited to attend the Annual Meeting of the Shareholders (the "1996 Meeting") of CPI Aerostructures, Inc. (the "Company"), which will be held at the headquarters of the Company, 200A Executive Drive, Edgewood, New York 11717, at 10:00 a.m., Eastern Standard Time, on September 17, 1996 to consider and act upon the following matters:

(1) The election of four (4) members to the Board of Directors to hold office for a one-year term or until their successors are duly elected and qualified. The persons nominated by the Board of Directors (Arthur August, Theodore J. Martines, Walter Paulick and Stanley Wunderlich) are described in the accompanying Proxy Statement.

(2) The ratification of the appointment of Goldstein Golub Kessler & Company, P.C. as the Company's auditors for the fiscal year ending December 31, 1996.

(3) The transaction of such other business as may properly come before the 1996 Meeting or any adjournments thereof.

         Only shareholders of record at the close of business on July 22, 1996, will be entitled to notice of, and to vote at, the 1996 Meeting or any adjournments thereof.

         A list of shareholders entitled to vote at the 1996 Meeting will be open to examination by any shareholder, for any purpose germane to the meeting, at the offices of the Company, 200A Executive Drive, Edgewood, New York 11717, during ordinary business hours for ten days prior to the 1996 Meeting. Such list shall also be available during the 1996 Meeting.

                                      By order of the Board of Directors,


                                      Theodore J. Martines, Secretary


Date:             Edgewood, New York
                  August 20, 1996

         WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD, AND RETURN IT TO THE COMPANY. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED, AND SHAREHOLDERS EXECUTING PROXIES MAY ATTEND THE MEETING AND VOTE THERE IN PERSON SHOULD THEY SO DESIRE.

                            CPI AEROSTRUCTURES, INC.
                              200A Executive Drive
                            Edgewood, New York 11717



                                 Proxy Statement

                         Annual Meeting of Shareholders

                               September 17, 1996

         These proxy materials are furnished in connection with the solicitation of proxies by the Board of Directors of CPI Aerostructures, Inc., a New York corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company and for any adjournment or adjournments thereof (the "1996 Meeting"), to be held at the headquarters of the Company, 20OA Executive Drive, Edgewood, New York 11717, at 10:00 a.m., Eastern Standard Time, on September 17, 1996 for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. A Board of Directors' proxy (the "Proxy"), by means of which you may indicate your votes as to each of the proposals described in this Proxy Statement, is enclosed herewith.

         All Proxies which are properly completed, signed and returned to the Company prior to the 1996 Meeting, and which have not been revoked, will be voted in accordance with the shareholder's instructions contained in such Proxy. The affirmative vote by holders of a majority of the Company's common shares, $.001 par value (the "Common Shares"), the only shares of the Company entitled to vote at the 1996 Meeting, represented at the 1996 Meeting is required for the election of Directors (Proposal 1), and the ratification of the appointment of the Company's auditors (Proposal 2). In the absence of contrary instructions, shares represented by such Proxy will be voted "FOR" the election of the nominees for Directors as set forth herein (Proposal 1); and "FOR" the ratification of the appointment of the Company's auditors for the fiscal year ending December 31, 1996 (Proposal 2). Shares represented by proxies which are marked "abstain" for any Proposal on the proxy card and proxies which are marked to deny discretionary authority on all other matters will not be included in the vote totals, and therefore will have no effect on the vote. In addition, when brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as "broker non-votes"), those shares will not be included in the vote totals.

         The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any other matters that may be brought before the 1996 Meeting. In the event that any other matter shall come before the 1996 Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all

Proxies not marked to the contrary with respect to such matter in accordance with their best judgment.

         A shareholder may revoke his Proxy at any time before it is exercised by filing with the Secretary of the Company at its executive offices in Edgewood, New York, either a written notice of revocation or a duly executed Proxy bearing a later date, or by appearing in person at the 1996 Meeting and expressing a desire to vote his or her shares in person. All costs of this solicitation are to be borne by the Company.

         The Company has fixed July 22, 1996 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the 1996 Meeting or any adjournment or adjournments thereof. As of the Record Date, the Company had 5,778,304 Common Shares outstanding, the only outstanding voting securities of the Company. Shareholders are entitled to one vote for each share owned upon all matters to be considered at the 1996 Meeting.

         This Proxy Statement, the accompanying Notice of 1996 Meeting of Shareholders, the Proxy, the 1995 Annual Report to Shareholders for the year ended December 31, 1995, and Press Release are expected to be mailed commencing on or about August 20, 1996, to shareholders of record on the Record Date.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of the Record Date, certain information concerning those persons known to the Company, based on information obtained from such persons, with respect to the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, hereinafter referred to as the "Exchange Act") of Common Shares by (i) each person known by the Company to be the owner of more than 5% of the outstanding Common Shares, (ii) each Director and nominee for Director, (iii) each executive officer named in the Summary Compensation Table, and (iv) all Directors and executive officers as a group.



Name and Address of               Beneficial Shares           Percent of
Beneficial Owner(1)                   Owned (2)             Common Shares(3)
- -------------------               -----------------         ----------------

Arthur August                      1,060,000 (4)                  18.0%
Theodore J. Martines                 215,000 (5)                   3.7%
Walter Paulick                        15,000 (6)                     *
Stanley Wunderlich                    60,000 (7)                   1.0%

All Directors and                  1,350,000 (8)                  22.4%
Executive Officers as
a group (four persons)

- --------------
*  Less than 1%

(1) Unless otherwise indicated, the business address of each person is care of the Company, 200A Executive Drive, Edgewood, New York 11717.

(2) Unless otherwise noted, each person has sole voting and investment power with respect to the shares listed in the table, subject to community property laws, where applicable. For purposes of the table, a person or group of persons is deemed to have "beneficial ownership" of any shares which such person has the right to acquire within 60 days after the Record Date. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on the Record Date, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership of such person or persons, but it is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(3) Unless otherwise indicated, based on 5,778,304 shares issued and outstanding as of the Record Date.

(4) Includes 100,000 Common Shares which Mr. August has the right to acquire within 60 days upon exercise of options granted pursuant to each of the Company's 1992 Employee Stock Option Plan and the Company's 1995 Employee Stock Option Plan. Excludes an aggregate of 80,000 Common Shares owned by Mr. August's children or held in trust for Mr. August's grandchildren and 9,000 Common Shares owned by Mr. August's wife, as to all of which shares Mr. August disclaims beneficial ownership.

(5) Includes 80,000 Common Shares which Mr. Martines has the right to acquire within 60 days upon exercise of options granted pursuant to the Company's 1992 Employee Stock Option Plan. Excludes 75,000 Common Shares owned by Mr. Martines' wife and an aggregate of 50,000 Common Shares held in trust for three children and two grandchildren of Mr. Martines, as to all of which shares Mr. Martines disclaims beneficial ownership.

(6) Includes 15,000 Common Shares which Mr. Paulick has the right to acquire within 60 days upon exercise of options granted pursuant to the Company's 1992 Employee Stock Option Plan.

(7) Includes (i) 30,000 Common Shares which Mr. Wunderlich has the right to acquire within 60 days upon exercise of non-qualified stock options granted outside the Company's Stock Option Plans; and (ii) 30,000 Common Shares which the individual has the right to acquire within sixty (60) days upon exercise of options granted pursuant to the Company's 1995 Stock Option Plan.

(8) Includes an aggregate of 100,000, 80,000, 15,000 and 60,000 Common Shares which the individuals included in the group have the right to acquire within 60 days upon exercise of options granted pursuant to the Company's 1992 and 1995 Stock Option Plans and non-qualified stock options granted outside the Company's stock option plans.

Proposal 1

                              ELECTION OF DIRECTORS

         The Company's Board of Directors is comprised of four Directors. The Board of Directors has nominated Arthur August, Theodore J. Martines, Walter Paulick and Stanley Wunderlich, each of whom currently serves as a Director, for election as Directors at the 1996 Meeting, to hold office, subject to the provisions of the Company's By-laws, for a one-year term, or until their successors are duly elected and qualified. It is intended that the accompanying form of Proxy will be voted FOR the election as Directors of the four (4) nominees named above, unless the Proxy contains contrary instructions. Proxies which direct the Proxy holders to abstain and do not direct the Proxy holders to vote for or withhold authority in the matter of electing Directors will be voted for the election of the four (4) Directors named below. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement.

      Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

      Set forth below is certain information, as of the Record Date, concerning each nominee.

Name                              Age           Position
- ----                              ---           --------

Arthur August                     61            Chairman of the Board of
                                                Directors, Chief Executive
                                                Officer, President and Director

Theodore J. Martines              64            Executive Vice President,
                                                Secretary/Treasurer and
                                                Director

Stanley Wunderlich                48            Director

Walter Paulick                    49            Director



     Arthur August, a founder of the Company, has been the Chairman of the Board, Chief Executive Officer, President and a Director of the Company since January 1980. From 1956 to 1979, Mr. August was employed by Northrop Grumman Corporation ("Grumman"), an aerospace products manufacturer, where he last held the position of Deputy Director. Mr. August holds a degree in Aeronautical Engineering from the Academy of Aeronautics (1956), a B.S. degree in Industrial Management from C. W. Post College (1963), a Masters degree in Engineering from New York University (1965) and is a graduate of the Program for Management Development at the Harvard Graduate School of Business (1977).

         Theodore J. Martines has been the Executive Vice President, Secretary/Treasurer and a Director of the Company since December 1984. From 1957 to 1983, Mr. Martines was employed by Grumman where he last held the position of Director of Contracts and Business Analysis. From 1955 to 1957, Mr. Martines was employed by Sperry (Unisys) Corp. as a design engineer. Mr. Martines holds a degree in Mechanical Engineering from Stevens Institute of Technology and an MBA degree from Adelphi University.

         Stanley Wunderlich has been a Director of the Company since November 1995. He has served as Corporate Development Consultant to the Company since January 1995. Mr. Wunderlich is currently the Chairman of Consulting for Strategic Growth, Ltd., a financial consulting company. From November 1992 to May 1994, Mr. Wunderlich was the Chairman of Renaissance Group, Ltd., a financial consulting company. From May 1991 to October 1992, Mr. Wunderlich served as a Managing Director of Robert Todd Financial. From January 1990 to April 1991, Mr. Wunderlich was a Managing Director of American Fund Advisors, Inc. From March 1987 to May 1989, Mr. Wunderlich was employed by J.T. Moran & Co. as a Managing Director. From April 1977 to March 1987, Mr. Wunderlich was a founder and principal of Krieger, Wunderlich & Co., Inc., a financial consulting company.

         Walter Paulick has been a Director of the Company since April 1992. Mr. Paulick is currently a self employed financial consultant. From 1982 to November 1992, Mr. Paulick was a Vice President of Parr Development Company, Inc., a real estate development company. From 1980 to 1982, Mr. Paulick was employed by Key Bank, where he last held the position of Vice President. From 1971 to 1980, Mr. Paulick was a Vice President of National Westminster U.S.A.

         Each Director will hold office until the next Annual Meeting of shareholders or until his successor has been elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors. Directors currently receive no cash compensation for serving on the Board of Directors other than stock options and reimbursement of reasonable expenses incurred in attending meetings.

               The Board of Directors recommends that shareholders vote "FOR" the election for the nominees named above (Proposal 1).

Committees and Meetings of the Board of Directors

         The Company held no meetings of the Board of Directors during the fiscal year ended December 31, 1995 and conducted business by unanimous written consent. Messrs. August, Martines and Paulick serve on the Company's Compensation Committee, which reviews and approves the compensation to be paid to certain officers of the Company. In April 1994, the Company formed an Audit Committee consisting of Messrs. Paulick (Chairman) and Martines. The Compensation Committee held one meeting during the fiscal year ended December 31, 1995. Upon Mr. Wunderlich's election to the Board of Directors in November 1995, he was named to its Compensation and Audit Committees. No member of the Board of Directors attended, in person or telephonically, fewer than 75% of the total number of meetings of the Board and committees thereof upon which he served during the fiscal year ended December 31, 1995.

         The Company has agreed, for a period of five years ending September 16, 1997, if so requested by Whale Securities Co., L.P., the underwriter of its initial public offering, to nominate and use its best efforts to elect a designee of such underwriter as a director of the Company, or, at the underwriter's option, as a non-voting advisor to the Company's Board of Directors. The Company's officers, directors and their affiliates, have agreed to vote their Common Shares in favor of such designee. The underwriter has not exercised its right to designate such a person.


Executive Compensation

                           SUMMARY COMPENSATION TABLE


     The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to the Company, a small business issuer, during the fiscal years ended December 31, 1995, 1994 and 1993, by the Company's Chief Executive Officer and the Company's only other executive officer whose total compensation exceeded $100,000.

                               Annual Compensation


   (a)                                      (b)                           (c)                               (d)
Name and
Principal
Position                                    Year                       Salary($)                           Bonus($)
- ---------                                   ----                       ---------                           --------
Arthur August,                              1995                       $256,281                            -0-
Chief Exe-                                  1994                       $193,306                            $4,354
cutive Officer                              1993                       $213,002                            $9,433
and President

Theodore J.                                 1995                       $153,988                              -0-
Martines,                                   1994                       $116,479                            $1,742
Executive                                   1993                       $128,731                            $3,773
Vice President
and Director





               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY END OPTION/SAR VALUES



  (a)                           (b)                    (c)                       (d)                         (e)
                                                                                                         Value of
                                                                             Number of                   Unexercised
                                                                             Unexercised                 In-The-Money
                              Shares                                         Options/SARs                Options/
                              Acquired                                       at FYE(#)                   SARs at FYE
                              on                                             Exercisable/                ($)
                              Exercise                Value                  Unexercisable               Exercisable/
Name                          (#)                    Realized                (1)                         Unexercisable
- -------------                 ---------              --------                -------------               -------------
Arthur August                   -0-                    -0-                      100,000/-0-                  -0-/-0-
Theodore J.                     -0-                    -0-                      80,000/-0-                   -0-/-0-
Martines

- -----------------------------------

(1) On January 26, 1995, the Board of Directors regranted 50,000 and 40,000 of these options, respectively, which previously had an exercise price of $5.00 per share, at the then current fair market value of $3.00 per share.

Employment Agreements

         Messrs. August and Martines (collectively, the "Employees") are employed by the Company as Chairman of the Board, President and Chief Executive Officer; and Executive Vice President, Secretary and Treasurer; respectively, pursuant to employment agreements (the "Employment Agreements") entered into September 15, 1995 (the "Effective Date") and which expire on September 15, 1998. The Employment Agreements, entered into in September 1995, provide Messrs. August and Martines with annual base salaries of $251,942, and $157,464, respectively, during the first year, which will increase at a rate of 8% per annum in the second and third years. Pursuant to the Employment Agreements, Mr. August and Mr. Martines are entitled to receive an annual bonus equal to 2.5% and 1% respectively, of the Company's net income for the years ending December 31, 1995, 1996 and 1997.

         The Employment Agreements provide that during the term of employment with the Company, and for a period of one-year thereafter, the Employees will not compete with the Company or engage in any activities that would interfere with the performance of their duties as Employees of the Company. The Employment Agreements provide that the Company will maintain hospital and health insurance benefits for the employee following retirement.

         The Employment Agreements also provide that (i) any time after the third anniversary of the Effective Date or the Employee's 62nd birthday, whichever occurs earlier, the Employees retire from employment from the Company, or are terminated for reasons other than cause, or become disabled as defined in the Employment Agreements therein, they shall immediately be entitled to yearly supplemental retirement income as determined by a plan adopted by the Board of Directors and (ii) if there is a "change of control" of the Company as defined in the Employment Agreements therein, the Employees may, by written notice to the Company within sixty days of the date of such change of control, elect to terminate their employment with the Company at the end of such sixty day period and shall be entitled to receive from the Company an amount equal to 2.99 times their annual compensation, including salary, bonus, commissions and other remuneration. These amounts shall be payable by the Company to the Employees in one lump sum payment within sixty days of the date of termination.


Employee Benefit Plans

         On February 1, 1991, the Board of Directors adopted a Qualified Sick Pay Plan (the "QSP Plan") which covers full-time executive officers and managers. The QSP Plan provides covered employees with an income during periods of disability due to sickness or injury and is funded through the purchase of disability income insurance policies.

         In November 1992, the Financial Accounting Standards Board ("FASB") adopted new standards for accounting for post employment benefits (SFAS No.
112). The revised standard requires, among other things, employers to recognize the obligation to provide post employment benefits under certain circumstances. This requirement is effective for fiscal years beginning after December 15, 1993. It is Management's opinion that SFAS No. 112 will not have a material impact on the financial position of the Company.

Stock Options

         1995 Employee Stock Option Plan

         In September 1995, the Company adopted the 1995 Employee Stock Option Plan (the "1995 Option Plan") authorizing the grant of 300,000 stock options. The Company has granted five-year options to purchase an aggregate of 121,000 Common Shares, at exercise prices ranging from $1.06 to $3.00 per share, to certain employees, officers, and directors of the Company including: five-year options to purchase 50,000 Common Shares granted to Arthur August, Chairman of the Board of Directors, Chief Executive Officer and President; five-year options to purchase 10,000 Common Shares granted to Edward Fred, Controller. As of July 31, 1996, options to purchase 121,000 shares were outstanding under the 1995 Option Plan and 179,000 were available for grant under the 1995 Option Plan.

         1992 Employee Stock Option Plan

         In September 1992, the Company adopted the 1992 Employee Stock Option Plan (the "1992 Option Plan") authorizing the grant of 250,000 stock options. The Company has granted one-year and five-year options to purchase an aggregate of 216,355 Common Shares, at exercise prices ranging from $1.00 to $3.00 per share, to certain employees, officers, and directors of the Company including:
50,000 shares held by Arthur August, exercisable at $3.00 per share; 40,000 shares held by Theodore Martines, Executive Vice President, exercisable at $3.00 per share and 40,000 shares exercisable at $1.31 per share; 5,000 shares held by Walter Paulick, a director, exercisable at $3.00 per share and 10,000 shares exercisable at $1.00 per share; 40,000 shares held by Burt Stern, a former officer, exercisable at $3.00 per share and 5,000 shares held by Craig Sakin, a former director, exercisable at $3.00 per share. A total of 278,000 options have been granted under the 1992 Plan; 32,164 have been exercised, 30,001 have been forfeited and 1,501 shares remain eligible for the grant.


Certain Relationships and Related Transactions

         In May 1990, Messrs. Arthur August and Theodore J. Martines, President and Executive Vice President, respectively, entered into a Standby Agreement with the Company and Chrysler Capital Corporation ("Chrysler"), pursuant to which they were required to deposit into escrow an aggregate of $161,000 and $55,000, respectively, to enable the Company on a continuing basis to satisfy its working capital needs of up to $300,000, to the extent the Company was unable to borrow such funds under the Loan Agreement with Chrysler. Pursuant to the terms of the Standby Agreement, in January and March 1992, the Company borrowed an aggregate of $161,225 on an unsecured demand basis from Mr. August and $55,145 from Mr. Martines. Messrs. August and Martines agreed not to demand payment of these loans prior to either the refinancing of the Chrysler loan or the reduction of the line of credit below $3,570,000, the latter of which occurred. In December 1994, the Company repaid the principal balance of $216,370 to Messrs. August and Martines. In January 1995, the Company paid approximately $43,000 in accrued interest relating to this indebtedness at the rate of 2% above the prime rate. In June 1996, the Company following a private placement, discussed below, returned all monies borrowed from Crysler, pursuant to the loan agreement, and Crysler released both life insurance policies that were assigned as collateral and returned all securities pledged under the pledge agreement by Mr. August and Mr. Martines.

         On June 19, 1996, CPI Aerostructures, Inc. (the "Company") completed a private placement (the "Private Placement") of 82 Units (the "Units"), for a total purchase price of $2,050,000 ($25,000 per Unit). The net proceeds of the Private Placement, along with working capital, were used to repay all of the Company's indebtedness to Chrysler Capital Corporation. Subsequently, Chrysler released the assignment of Messrs. August and Martines' key-man life insurance policies in the amounts of $1,200,000 and $300,000, and the Company has been designated as the beneficiary for both life insurance policies.

         As of January 1, 1996, the Company entered into a consulting agreement with Stanley Wunderlich, a director of the Company. The agreement terminates on December 31, 1997, unless sooner terminated on sixty days notice of either party. Pursuant to the agreement, Mr. Wunderlich provides the Company with financial advisory consulting services including, but not limited to, assisting with financial public relations, arranging meetings with securities analysts and money managers, rendering advice with regard to possible changes in the capitalization or corporate structure of the Company, and advising the Company in connection with potential mergers of acquisitions. In consideration for these services, Mr. Wunderlich is compensated at the rate of $5,000 per month including reasonable expenses. In addition, as further compensation for these consulting services, Mr. Wunderlich was granted an option to purchase 30,000 Common Shares exercisable at $1.06 per share, the then current fair market value.

Proposal 2

                     RATIFICATION OF APPOINTMENT OF AUDITORS


         The Board of Directors has appointed Goldstein Golub Kessler & Company, P.C. of New York, to continue as the Company's auditors and to audit the books of account and other records of the Company for the fiscal year ending December 31, 1996. The Board recommends that shareholders vote "FOR" ratification of such appointment. A representative of Goldstein Golub Kessler & Company, P.C. is expected to attend the 1996 Meeting.

                        The Board of Directors Recommends
          Shareholders Vote For the Ratification of the Appointment of
        Goldstein Golub Kessler & Company, P.C. as the Company's Auditors
                                  (Proposal 2).



                                  OTHER MATTERS


        The Board of Directors is not aware of any business to be presented at the 1996 Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares represented by Board of Directors' Proxies will be voted in favor of the proposal of the Board of Directors described in this Proxy Statement. If any other matters come before the 1996 Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.

Compliance with Section 16(a) of the Exchange Act

        Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company is not aware of any failures by any of its Directors, executive officers or beneficial owners of more than ten percent of the Common Shares, to file reports or report transactions pursuant to Section 16(a) of the Exchange Act in a timely manner during the Company's fiscal years ended December 31, 1994 and 1995, except each of Messrs, August, Martines and Paulick failed to report a re-grant of an option on a timely basis for the month of October 1995.

Expenses

         The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the 1996 Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

Shareholder Proposals

         No person who intends to present a proposal for action at a forthcoming shareholders' meeting of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record beneficial owner of at least 1% or $1,000 in market value of Common Shares, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with his name, address, the number of shares held by him and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under New York law to present his proposal for action, and (d) submits his proposal timely. A proposal to be included in the proxy statement or proxy for the Company's next Annual Meeting of shareholders, will be submitted timely only if the proposal has been received at the Company's principal executive office no later than April 22, 1997. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company's By-Laws, or if the proposal is to be presented at any meeting other than the next Annual Meeting of shareholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

         Even if the foregoing requirements are satisfied, a person may submit only one proposal of not more than 500 words with a supporting statement if the latter is requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

Request for Annual Report on Form 10-KSB

         Copies of the Company's 1995 Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995, as filed with the Securities and Exchange Commission, including the financial statements, accompany these proxy materials. Additional copies of the Company's 1995 Annual Report can be obtained without charge by shareholders (including beneficial owners of

Common Shares) upon written request to Theodore J. Martines, the Company's Secretary, CPI Aerostructures, Inc., 200A Executive Drive, Edgewood, NY 11717. The Company's EDGAR filings may be found on the Worldwide Web at www.sec.gov.

                                        By Order of the Board of Directors



                                        Theodore J. Martines
                                        Secretary


Date: Edgewood, New York
      August 20, 1996

                                                                           PROXY


                            CPI AEROSTRUCTURES, INC.
                              200A Executive Drive
                            Edgewood, New York 11717




     The undersigned, a holder of Common Shares of CPI Aerostructures, Inc. a New York corporation (the "Company") hereby appoints Arthur August and Theodore
J. Martines, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, represent and vote for the undersigned, all of the shares of the Company which the undersigned would be entitled to vote, at the Annual Meeting of Shareholders of the Company to be held on September 17, 1996 and any adjournments thereof, as follows:

   1. ELECTION OF DIRECTORS, as provided in the Company's Proxy Statement:

      [ ] FOR all nominees listed below.
      [ ] WITHHOLD AUTHORITY to vote for all nominees listed below.

    (INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through or otherwise strike out his name below.)
    Arthur August, Theodore J. Martines, Walter Paulick and Stanley Wunderlich

   2. The ratification of the appointment of Goldstein Golub Kessler & Company, P.C. as the Company's auditors for the fiscal year ending
      December 31. 1996.
               [ ] FOR             [ ] AGAINST            [ ] ABSTAIN

   3. Upon such other matters as may properly come before the meeting or any adjournments thereof.


     The undersigned hereby revokes any other proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitations hereof, said proxies are authorized to vote in accordance with their best judgment.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE OTHER SIDE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE FOUR DIRECTORS NAMED IN PROPOSAL 1, FOR THE ADOPTION OF PROPOSAL 2, AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING.

     The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated August 20, 1996 relating to the Annual Meeting, and the 1995 Annual Report to Shareholders.

                                    Date:________________________________ , 1996

                                    ____________________________________________


                                    ____________________________________________


                                    ____________________________________________
                                           Signature(s) of Shareholder(s)

                                    The signature(s) hereon should correspond exactly with the name(s) of the Shareholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing officer.




  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF CPI AEROSTRUCTURES, INC.
              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY
                          USING THE ENCLOSED ENVELOPE.